SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No. )

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Manhattan Pharmaceuticals, Inc.

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MANHATTAN PHARMACEUTICALS, INC.
787 Seventh Avenue, 48th Floor
New York, New York 10019
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AUGUST 20, 2004
________________________

TO THE STOCKHOLDERS OF MANHATTAN PHARMACEUTICALS, INC.:

Please take notice that the Annual Meeting of Stockholders of Manhattan Pharmaceuticals, Inc. (the “Company”) will be held, pursuant to due call by the Board of Directors of the Company, at the Sheraton Manhattan Hotel, 790 7th Avenue, 5th Floor, New York, New York 10019, August 20, 2004, at 3:00 p.m. (EDT), or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following;
  To elect nine directors;

  To ratify and approve the Company’s 2003 Stock Option Plan;

  To ratify the appointment of J.H. Cohn LLP as independent auditors of the Company for fiscal 2004; and

  To transact any other business as may properly come before the meeting or any adjournments thereof.
Pursuant to due action of the Board of Directors, stockholders of record on July 16, 2004, will be entitled to vote at the meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, or vote electronically or by telephone, as promptly as possible. If you attend the meeting, you may withdraw the proxy and vote in person.

By Order of the Board of Directors,

MANHATTAN PHARMACEUTICALS, INC.

s/ Nicholas J. Rossettos

Nicholas J. Rossettos, Secretary
July 26, 2004

PROXY STATEMENT
OF
MANHATTAN PHARMACEUTICALS, INC.

787 Seventh Avenue, 48th Floor
New York, New York 10019

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
AUGUST 20, 2004

___________________

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Manhattan Pharmaceuticals, Inc., a Delaware corporation (“Manhattan” or the “Company”), for use at the Annual Meeting of Stockholders to be held on August 20, 2004, at 3:00 p.m. EDT (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Sheraton Manhattan Hotel, 790 7th Avenue, 5th Floor, New York, New York 10019. The Company intends to mail this proxy statement and accompanying proxy card on or about July 26, 2004, to all stockholders entitled to vote at the Annual Meeting.

PROXIES AND VOTING

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s Common Stock (the “Common Stock”) beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers, and/or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of Common Stock and the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) at the close of business on July 16, 2004 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. The holders of Common Stock and Preferred Stock will vote together as one class on all the matters to be considered at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 26,758,832 shares of Common Stock and 1,000,000 shares of Preferred Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of Preferred Stock as of the Record Date will be entitled to 9.09 votes per share of Preferred Stock. Accordingly, as of the Record Date, the total outstanding voting power of the Company is equal to 35,848,832 shares.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2.

Each nominee to be elected as a director named in Proposal 1 must receive the affirmative vote of a plurality of the votes present in person or represented by proxy at the meeting. The affirmative vote of the holders of a majority of the outstanding voting power of the Company present in person or represented by proxy at the meeting is required for ratification and approval of the Company’s 2003 Stock Option Plan described in Proposal 2 and ratification of the selection of J.H.Cohn LLP, as independent auditors of the Company for the fiscal year 2004 described in Proposal 3. For purposes of the vote on Proposals 2 and 3, abstentions will be counted as votes entitled to be cast on these matters and will have the effect of a vote against such matters. The approval of any other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 787 Seventh Avenue, 48th Floor, New York, New York 10019, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL NUMBER 1:
ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) directors, each of whom has been nominated by the Board of Directors for election by the Company’s stockholders. If re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next Annual Meeting of the Shareholders, or until his successor is elected and shall have qualified. The name and age of each of the nine nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director of the Company are set forth below.

Biographical Summaries of Nominees for the Board of Directors

Name	Age	Position	Director Since
Leonard Firestone, M.D.	52	President, Chief Executive Officer and Director	2003
Neil Herskowitz	47	Director	2004
Malcolm Hoenlein	60	Director	2004
Joshua Kazam	27	Director	2003
Timothy McInerney	43	Director	2004
Joan Pons Gimbert	54	Director	2003
Richard I. Steinhart	47	Director	2004
David M. Tanen	33	Director	2002
Michael Weiser, M.D.	41	Director	2003

Leonard Firestone, M.D. has been President, Chief Executive Officer and a director of the Company since completion of the merger transaction with Manhattan Research Development in February 2003. Prior to the merger, Dr. Firestone served as president and chief executive officer of Manhattan Research Development since January 2003. From 2001 until he joined Manhattan Research Development, Dr. Firestone served as chief executive officer, director, and chief medical officer of Innovative Drug Delivery Systems, Inc., a privately-held, specialty pharmaceutical development company focused on pain relievers. Dr. Firestone previously was chief executive officer and chairman of University Anesthesiology and Critical Care Medicine Foundation, Inc., one of America’s largest clinical practice management companies, from 1996 to 2001, as well as Chair of that Foundation’s Pension Trustees from 1996 to 2001. He was awarded the endowed, University Professorship in his specialty at the University of Pittsburgh, and also held faculty appointments at Harvard Medical School (Massachusetts General Hospital), and Yale School of Medicine. Dr. Firestone received an M.D. from Yale University, where he also was a resident and clinical Fellow, and remains certified by his specialty Board. Dr. Firestone is a trained pharmacologist as well as clinician, having served as a National Institutes of Health (NIH) Postdoctoral Fellow at Harvard University, and has held prestigious NIH Principal Investigatorships consecutively from 1985 – 2001 and been a member of numerous NIH review committees and panels.

Neil Herskowitz was appointed to the Company’s Board of Directors in July 2004. Since 1998, Mr. Herskowitz has been a Managing Member of ReGen Partners LLC, an New York investment fund, and is also President of its affiliate, Riverside Claims LLC. Mr. Herskowitz currently serves on the board of directors of Starting Point Services for Children a not-for-profit corporation, and on the board of directors of Vacation Village, a 220-unit development in Sullivan County, New York. Mr. Herskowitz holds a B.B.A. in Finance from Bernard M. Baruch College.

Malcolm Hoenlein was appointed to the Board of Directors in July 2004. Since January 2001, he has also served as a director of Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX). Mr. Hoenlein currently serves as the Executive Vice Chairman of the Conference of Presidents of Major American Jewish Organizations, a position he has held since 1986. He also serves as a director of Bank Leumi. Mr. Hoenlein received his B.A. from Temple University and his M.A. from the University of Pennsylvania.

Joshua Kazam has been a director of the Company since the completion of its merger transaction with Manhattan Research Development, Inc. in February 2003. He served as a director of Manhattan Research Development since December 2001. Since 2001, Mr. Kazam has been the Director of Investment for the Orion Biomedical Fund, a New York based private equity fund focused on biotechnology investments. Mr. Kazam holds a Bachelor’s degree from the Wharton School of the University of Pennsylvania.

Timothy McInerney has been a director of the Company since July 2004. Since 1992, Mr. McInerney has been a Managing Director of Paramount BioCapital, Inc. where he oversees the overall distribution of Paramount’s private equity product. Prior to 1992, Mr. McInerney was a research analyst focusing on the biotechnology industry at Ladenburg, Thalman & Co. Prior to that, Mr. McInerney held equity sales positions at Bear, Stearns & Co. and Shearson Lehman Brothers, Inc. Mr. McInerney also has worked in sales and marketing for Bristol-Myers Squibb. He received his B.S. in pharmacy from St. John’s University at New York. He also completed a post-graduate residency at the New York University Medical Center in drug information systems.

Joan Pons Gimbert has been a director of the Company since February 21, 2003, the date of its merger with Manhattan Research Development. Prior to the merger, he served as a director of Manhattan Research Development from 2002. Since 2002, Mr. Pons has served chief executive officer of Oleoyl-Estrone Developments S.L., a spin-off of the University of Barcelona. Pursuant to a January 2002 license agreement, Manhattan holds an exclusive worldwide license to several patents and patent applications relating to oleoyl-estrone, which are owned by Oleoyl-Estrone Developments. From 1999 until joining Oleoyl-Estrone Developments, Mr. Pons served as Director of Franchising of Pans & Company, a fast-food company. From 1972 until 1999, Mr. Pons was employed in various finance and sales capacities by Gallina Blanca Purina S.A., a joint venture between St. Louis, Missouri based Ralston Purina Co. and Spanish based Agrolimen S.A., most recently serving as its National Sales & Marketing Director.

Richard I. Steinhart has been a director of the Company since July 2004. Since May 1992, Mr. Steinhart has been principal of Forest Street Capital, a boutique investment banking, venture capital, and management consulting firm. Prior to Forest Street Capital, from May 1991 to May 1992, he was the Vice President and Chief Financial Officer of Emisphere Technologies, Inc., a publicly held biopharmaceutical company that is working to develop and commercialize a proprietary oral drug delivery system. Prior to joining Emisphere Technologies, Mr. Steinhart spent seven years at CW Group, Inc., a venture capital firm focused on medical and healthcare investments, where he was a General Partner and Chief Financial Officer. Mr. Steinhart has previously served as a director of a number of privately-held companies, including ARRIS Pharmaceuticals, Inc., a biotechnology company involved with rational drug design; Membrex, Inc., a laboratory equipment manufacturing company; and, Photest, Inc., a diagnostics company. He began his career working as a certified public accountant and continues to be a New York State Certified Public Accountant. Mr. Steinhart holds a Bachelors of Business Administration and Masters of Business Administration from Pace University.

David M. Tanen has been a director of the Company since January 2002. Since 1996, Mr. Tanen has served as an associate director of Paramount Capital, where he has been involved in the founding of a number of biotechnology start-up companies. Since February 2003, Mr. Tanen has also served as a director of Chiral Quest, Inc. (OTC: CQST) and he also serves as an officer or director of several other privately held development-stage biotechnology companies. Mr. Tanen holds a law degree from Fordham University School of Law.

Michael Weiser, M.D., Ph.D., has been a director of the Company since the completion of the Company’s merger transaction with Manhattan Research Development, Inc. in February 2003. He served as a director of Manhattan Research Development since December 2001 and as its Chief Medical Officer from its inception until August 2001. Dr. Weiser is currently also the Director of Research of Paramount BioCapital Asset Management. Dr. Weiser is also a member of Orion Biomedical GP, LLC, and serves on the board of directors of several privately held companies. Dr. Weiser also serves as a director of Chiral Quest, Inc. (OTCBB: CQST) since February 2003. Dr. Weiser received an M.D. from New York University School of Medicine and a Ph.D. in Molecular Neurobiology from Cornell University Medical College. Dr. Weiser completed a Postdoctoral Fellowship in the Department of Physiology and Neuroscience at New York University School of Medicine and performed his post-graduate medical training in the Department of Obstetrics and Gynecology and Primary Care at New York University Medical Center.

Vote Required

All shares represented by proxies will be voted “FOR” the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. In order to be elected as a director, each nominee named in Proposal 1 must receive the affirmative vote of a plurality of the votes present in person or represented by proxy at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE.

Board Committees and Meetings

During the fiscal year ended December 31, 2003, the Board held 3 meetings, all of which were attended by all of the directors who were then members of the Board. Directors are expected to attend all meetings. In addition, the Board took action by unanimous written consent 7 times during fiscal 2003. Although the Company is not currently required to have any board committees under applicable securities laws and exchange listing guidelines, the Company has compensation, audit and nominating committees.

Audit Committee

The Audit Committee oversees the Company’s accounting and financial reporting process. For these purposes, the Audit Committee performs several functions. For example, the Committee evaluates and assesses the qualifications of the independent auditors; determines the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors; reviews and approves the retention of the independent auditors to perform any non-audit services; reviews the financial statements to be included in the Company’s Annual Report on Form 10-KSB; and discusses with management and the independent auditors the results of the annual audit and the results of the Company’s quarterly financial statements. In July 2004, the Board of Directors adopted a new Audit Committee Charter, which conforms to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of AMEX. The Audit Committee Charter is attached hereto as Appendix A.

For fiscal 2003, the Audit Committee of the Board of Directors consisted of Joshua Kazam, David Tanen and Michael Weiser. None of these members meet the definition of an “audit committee financial expert,” as that term is defined by SEC regulations. Further, none of these members are independent, as defined by applicable regulation. The Audit Committee met 4 times in fiscal 2003.

Following the appointment of Messrs. Steinhart, Herskowitz, and Hoenlein to the Board of Directors in July 2004, the Board replaced each of the existing Audit Committee members with such individuals. The Board has determined that each of Messrs. Steinhart, Hoenlein and Herskowitz meet the independence and other requirements to serve on the Audit Committee under applicable securities laws and rules and listing standards of the American Stock Exchange (although not currently listed on the American Stock Exchange (“AMEX”), the Company has elected to follow its guidelines for independence requirements pursuant to an SEC directive that the standard for audit committee independence be based upon the listing guidelines of a national securities exchange or national securities market). The Board has further determined that Mr. Steinhart is an “audit committee financial expert,” as defined by applicable SEC regulation.

Nominating Committee

Until July 2004, the Company did not have a standing nominating committee, however, the entire Board was active in the nominating process. In July 2004, the Board created a Nominating Committee, comprised of Messrs. Herskowitz, Hoenlein, Steinhart and Tanen. In addition to nominees recommended by directors, the Nominating Committee will consider nominees recommended by stockholders if submitted in writing to the Secretary of the Company at the address of Company’s principal offices. The Board believes that any candidate for director, whether recommended by stockholders or by the Board, should be considered on the basis of all factors relevant to the needs of the Company and the credentials of the candidate at the time the candidate is proposed. Such factors include relevant business and industry experience and demonstrated character and judgment. In addition, the Nominating Committee considers whether a candidate is “independent” under applicable securities laws and exchange listing guidelines. All of the director candidates nominated for election at the Annual Meeting were nominated by the entire Board of Directors prior to the formation of the Nominating Committee.

Compensation Committee

The Compensation Committee, which was formed in July 2004, makes recommendations concerning the salaries and incentive compensation of the Company’s executive officers. Prior to July 2004, the entire Board participated in the determination of executive compensation. The Compensation Committee is currently comprised of Messrs. Steinhart, Hoenlein, Herskowitz and Dr. Weiser. All of such persons are non-employee directors and satisfy the independence standards of the AMEX, except for Dr. Wieser. The Compensation Committee has not yet met since it was formed.

Audit Committee Report

Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company’s system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee reviews the Company's audited financial statements and meets with both management and the Company's independent auditors, to discuss such audited financial statements. Management has represented to the Audit Committee that the financial statements have been prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with J.H. Cohn LLP, the Company's independent auditors, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company. The Audit Committee also discusses with the Company’s independent auditors, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003.

Audit Fees

For the year ended December 31, 2003, the Company incurred professional fees to its independent auditors in the amount of $88,400 related to auditing services.

All Other Fees

For the year ended December 31, 2003, the Company incurred professional fees to its independent auditors in the amount of $14,200 related to all other services. For the year ended July 31, 2003, there were no fees billed by the Company's independent auditors for professional services rendered for information technology services relating to financial information systems design and implementation.

The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

Joshua Kazam
David M. Tanen
Michael Weiser

Compensation of Directors

Non-employee directors are eligible to participate in an automatic stock option grant program pursuant to the 2003 stock option plan. Non-employee directors are granted an option for 50,000 shares of Common Stock upon their initial election or appointment to the board and an option for 25,000 shares of Common Stock annually thereafter. During 2003 the Company’s board members did not receive any cash compensation for their services as directors, although directors are reimbursed for reasonable expenses incurred in connection with attending meetings of the Board and of committees of the board.

Executive Officers

Name	Age	Position

Leonard Firestone, M.D.	52	President and Chief Executive Officer and Director
Nicholas J. Rossettos	38	Chief Financial Officer, Chief Operating Officer and Secretary

The Company’s executive officers consist of Leonard Firestone, who serves as President and Chief Executive Officer, and Nicholas J. Rossettos, the Company’s Chief Operating Officer, Chief Financial Officer and Secretary. Dr. Firestone’s biographical information is set forth above.

Nicholas J. Rossettos has been the Company’s Chief Financial Officer and Treasurer since April 2000 and its Chief Operating Officer since February 2003. From February 1999 until joining the Company, Mr. Rossettos was Manager of Finance for Centerwatch, a pharmaceutical trade publisher headquartered in Boston, Massachusetts, that is a wholly owned subsidiary of Thomson Corporation of Toronto, Canada. Prior to that, from 1994, he was Director of Finance and Administration for EnviroBusiness, Inc., an environmental and technical management-consulting firm headquartered in Cambridge, Massachusetts. Mr. Rossettos is a certified public accountant and holds an M.S. in Accounting and M.B.A. from Northeastern University.

Executive Compensation

The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by the Company’s chief executive officer and the other highest-paid executive officers serving as such at the end of 2003 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the “Named Officers.” No other executive officer of the Company received compensation in excess of $100,000 during fiscal year 2003.

		Annual Compensation			Long-Term Compensation Awards	All Other Compensation ($)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)	Securities Underlying Options/SARs(#)
Leonard Firestone (1) Chief Executive Officer and President	2003 2002 2001	250,000 — —	200,000 — —	0 — —	584,060 — —	0 — —
Nicholas J. Rossettos Chief Operating Officer, Chief Financial Officer, Treasurer & Secretary	2003 2002 2001	142,788 107,645 125,000	25,000 25,000 25,000	22,397(2) 10,000(3) 10,000(3)	292,030 55,000 10,000	0 0
____________________
(1)   Dr. Firestone became chief executive officer of Manhattan Research Development, Inc. in January 2003 and, following the merger with Atlantic Technology Ventures, Inc. on February 21, 2003, he was appointed chief executive officer of the Company. The above table reflects Dr. Firestone’s combined compensation received from Manhattan Research Development and the Company during fiscal 2003.
(2)   Represents salary deferred from the prior fiscal year and prior to February 24, 2003.
(3)   Represents matching contributions by us pursuant to a SAR-SEP retirement plan.

Options and Stock Appreciation Rights

The following table contains information concerning the grant of stock options under the Company’s stock option plans and otherwise to the executive officers identified below during the 2003 fiscal year. No stock appreciation rights were granted in 2003.
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(1)	Expiration Date

Dr. Firestone	584,600	67	0.40	2/24/2013

Mr. Rossettos	292,030(2)	33	0.40	2/24/2013
____________________
(1)   Exercise price is based on the closing sale price of the Common Stock on the last trading day preceding the grant date.
(2)   Option vests 50 percent on February 24, 2004 and 50 percent on February 24, 2005.

Option Exercise and Holdings

The following table provides information with respect to the executive officers named below concerning the exercisability of options during the 2003 fiscal year and unexercisable options held as of the end of the 2003 fiscal year. No stock appreciation rights were exercised during the 2003 fiscal year, and no stock appreciation rights were outstanding at the end of that fiscal year.

Name	Shares Acquired on Exercise	Value Realized(1)	No. of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the- Money Options/SARs at FY-End (Market price of shares at FY- End less exercise price) ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Firestone	0	—	584,600	0	689,828	0
Mr. Rossettos	0	—	208,515	158,515	192,573	176,423

____________________
(1)   Equal to the fair market value of the purchased shares at the time of the option exercise over the exercise price paid for those shares.
(2)   Based on the fair market value of the Common Stock on December 31, 2003 of $1.58 per share, the closing sales price per share on that date on the OTC Bulletin Board.

Long Term Incentive Plan Awards

No long term incentive plan awards were made to any executive officers during the last fiscal year.

Equity Compensation Plan Information

The following table summarizes outstanding stock options that the Company has issued to certain of its officers, directors and employees as of December 31, 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by shareholders (1)	156,600	$ 9.24	142,167
Equity compensation plans not approved by stockholders (2)	1,236,090	$ 0.72	5,400,000
____________________
(1)   Represents shares of Common Stock authorized for issuance under the Atlantic Technology Ventures, Inc. 1995 Stock Option Plan, as amended.
(2)   Represent shares of Common Stock issuable upon outstanding options issued to employees and directors under the 2003 Stock Option Plan and outside of any stock option plan. With respect to the 2003 Stock Option Plan, 5,400,000 shares remained available for issuance as of December 31, 2003.

Employment Agreements

Leonard Firestone, M.D.

Dr. Firestone’s employment with the Company is governed by an employment agreement dated January 2, 2004. Under the terms of his employment agreement, Dr. Firestone is entitled to a base salary of $325,000 per year and a guaranteed bonus of $75,000 payable on each anniversary of the employment agreement so long as Dr. Firestone remains employed by the Company, and up to an additional $200,000 upon the achievement of certain performance related milestones. In addition, Dr. Firestone is eligible to receive a discretionary bonus in an amount up to his base salary, as determined by the Board in its discretion. The Company also agreed to grant to Dr. Firestone options to purchase an additional 600,000 shares of Common Stock under the 2003 Stock Option Plan, which option will vest in its entirety on the first anniversary of his employment agreement. The employment agreement provides for a 1-year term, which may be extended by the parties for additional 1-year periods.

In the event the Company terminates Dr. Firestone’s employment upon a “change of control” (as defined in the employment agreement) or for a reason other than for cause or as a result of disability, the Company is required to continue to pay to Dr. Firestone his base salary and for a period of one year from the termination date, provided that such obligation to continue paying his base salary will be reduced by amounts Dr. Firestone earns from other employment during the 1-year period.

Nicholas J. Rossettos

Mr. Rossettos’ employment with the Company is pursuant to a February 2003 employment agreement. This agreement has a two-year term ending on February 21, 2005, which may be extended for additional one (1) year periods thereafter. Under the agreement, Mr. Rossettos is entitled to an annual salary of $150,000 in addition to health, disability insurance and other benefits. Pursuant to his employment agreement, on February 24, 2003, Mr. Rossettos was granted an option to purchase an aggregate of 292,030 shares of Common Stock at a price of $0.40 per share. The option vests in two equal installments on each of February 24, 2004 and February 24, 2005. Mr. Rossettos and his dependents are eligible to receive paid medical and long term disability insurance and such other health benefits as the Company makes available to other senior officers and directors. Mr. Rossettos reports to the Chief Executive Officer and President.

In the event the Company terminates Mr. Rossettos’ employment upon a “change of control” (as defined in the employment agreement), the Company has agreed to continue paying his base salary for a period of 6 months. In the event the Company terminates Mr. Rossettos’ employment other than upon a change of control or for a reason other than cause or as a result of a disability, the Company is required to continue paying his base salary until the first anniversary of the termination or the remaining term of the employment agreement, whichever is less, provided that the Company’s obligation will be reduced by amounts earned by Mr. Rossettos from other employment during such period.

Joshua Kazam

Mr. Kazam provides services to the Company pursuant to a consulting agreement dated March 1, 2003. The consulting agreement provides that Mr. Kazam will render services to the Company in connection with corporate financing activities and preparation of grant applications that the Company may from time to time need. The Company is required to pay to Mr. Kazam $4,167 per month during the term of the consulting agreement. The consulting agreement provides for a term of one year, which may be extended for 30 day periods thereafter. The consulting agreement provided for an initial one year term and is now operating on a month to month basis. Either the Company or Mr. Kazam may terminate the agreement upon 30 days’ notice.

Michael Weiser, M.D., Ph.D.

Dr. Weiser provides services to the Company pursuant to a consulting agreement dated March 1, 2003. The consulting agreement provides that Dr. Weiser will provide scientific advisory services to the Company in the areas of obesity and drug delivery. The Company is required to pay to Dr. Weiser $6,250 per month during the term of the consulting agreement. The consulting agreement provides for a term of one year, which may be extended for 30 day periods thereafter. The consulting agreement provided for an initial one year term and is now operating on a month to month basis. Either the Company or Dr. Weiser may terminate the agreement upon 30 days’ notice.

PROPOSAL NUMBER 2:

APPROVAL OF 2003 STOCK OPTION PLAN

Stockholders are requested in this Proposal 2 to ratify and approve the 2003 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify and approve the 2003 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The brief summary of the 2003 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Appendix B.

General

In December 2003, the Board approved and adopted the Company’s 2003 Stock Option Plan (the “2003 Plan”) in the form attached hereto as Appendix B. The 2003 Plan authorizes a total of 5,400,000 shares of Common Stock for issuance, which represents approximately 20.2 percent of the outstanding shares of Common Stock, and approximately 15.1 percent of the Company’s outstanding equity, on July 16, 2004. As of the date of this Proxy Statement, stock options relating to an aggregate of 1,654,500 shares of Common Stock had been granted at exercise prices ranging from $0.99 to $1.65, leaving a total of 3,745,500 shares available for issuance.

The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees of and consultants to the Company.

The Plan provides that a committee (the “Committee”) composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee. In the event there is no Committee, then the entire Board shall have responsibility for administering the 2003 Plan.

Types of Incentives

Stock Options

Under the 2003 Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of Common Stock from the Company. The 2003 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

Stock Appreciation Rights

A stock appreciation right or a “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

The 2003 Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

Restricted Stock

Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the 2003 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

Stock Awards

Stock awards consist of the transfer by the Company to an eligible participant of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

Performance Shares

Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

Non-Transferability of Most Incentives

No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

Amendment to the Plan

The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

Federal Income Tax Consequences

The following discussion sets forth certain United States income tax considerations concerning the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of Common Stock may vary depending on a holder's particular status.

Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate and short-term capital gains rate is effectively 35%.

Incentive Stock Options.  Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the option holder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the option holder’s alternative minimum tax liability, if any.

If an option holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the option holder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

Generally, if the option holder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the option holder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the option holder’s actual gain, if any, on the purchase and sale. The option holder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-statutory Stock Options.  Non-statutory stock options granted under the 2003 Plan generally have the following federal income tax consequences:

There are no tax consequences to the option holder or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the option holder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the option holder.

Upon disposition of the stock, the option holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Department of Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. The 2003 Plan limits the number of shares relating to stock option grants awarded to an individual in any year to 2,000,000.

Vote Required

Approval of the 2003 Plan requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common and Preferred Stock, voting together as one class, present and entitled to vote at the Annual Meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on he proposal at the Meeting, and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy vote, or withholds authority to vote in this proposal, shall not be considered present and entitled to vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2003 STOCK OPTION PLAN.

PROPOSAL NO. 3:

TO RATIFY THE APPOINTMENT OF
INDEPENDENT AUDITORS

Subject to ratification by the stockholders, the Board of Directors has appointed J.H. Cohn LLP as independent auditors of the Company for the fiscal year 2004. J.H. Cohn has performed this function for the Company commencing with the fiscal year ended December 31, 2002. The Company expects that representatives of J.H. Cohn will be in attendance at the Meeting, will have an opportunity to make a statement if they so desire, and will available to respond to appropriate questions.

Change in Independent Auditors

Atlantic Technology Ventures, Inc.

The audit reports of KPMG on the consolidated financial statements of Atlantic Technology Ventures, Inc. (i.e., the corporation acquired by the Company in a February 2003 reverse acquisition) and its subsidiaries (a development state company) as of and for the years ended December 31, 2001 and 2000, and for the period from July 13, 1993 (inception) to December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the consolidated financial statements as of and for the year ended December 31, 2001, contained a separate paragraph stating that “the Company has suffered recurring losses from operations and has limited liquid resources that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.” During the years ended December 31, 2001 and 2000 and the subsequent interim periods through December 5, 2002, there were no disagreements between Atlantic and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement with its report.

On December 5, 2002, Atlantic requested that KPMG provide a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements, and, if not, stating the respects in which KPMG does not agree. A copy of the letter provided by KPMG in response to that request, which is dated as of December 12, 2002, was filed as an exhibit to Atlantic’s current report on Form 8-K filed with the SEC on December 12, 2002. On December 9, 2002, Atlantic engaged J.H. Cohn LLP as its independent public accountants for the fiscal year ending December 31, 2002 and to audit its financial statements. During its two most recent fiscal years and the subsequent interim period preceding the engagement of J.H. Cohn LLP, Atlantic did not consult J.H. Cohn LLP on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B promulgated by the SEC. The selection of J.H. Cohn LLP was based on the recommendation of Atlantic’s audit committee.

Manhattan Research Development, Inc.

The audit report of Weinberg & Company, P.A. on the financial statements of Manhattan (a development state company) as of and for the year ended December 31, 2001 and for the period from August 6, 2001 (inception) to December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: Weinberg & Company’s report on the consolidated financial statements as of and for the year ended December 31, 2001, contained a separate paragraph stating that: “The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1 and 2 to the financial statements, the Company, which has suffered recurring losses from operations, completed a merger on February 21, 2003 with Manhattan Pharmaceuticals, Inc., which has also suffered recurring losses from operations. The combined Company will have limited resources. Such matters raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plan in regard to these matters are also described in Note 1. The financial statements referred to above do not include any adjustments that might result from the outcome of this uncertainty.” During the period from August 6, 2001 (date of inception) through December 31, 2001, there were no disagreements between Manhattan and Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused Weinberg & Company, P.A. to make reference to the subject matter of the disagreement with its report.

Since at the time of Manhattan’s dismissal of Weinberg & Company, P.A. Manhattan was a privately-held company and not subject to the reporting requirements of the Exchange Act of 1934, Manhattan did not request and Weinberg & Company, P.A. did not provide, a letter addressed to the Securities and Exchange Commission stating whether Weinberg & Company, P.A. agreed with the above statements. On January 23, 2003, Manhattan engaged J.H. Cohn LLP as its independent public accountants for the fiscal year ending December 31, 2002 and to audit its financial statements. During the period from August 6, 2001 (date of inception) through December 31, 2002 and the subsequent interim period preceding the engagement of J.H. Cohn LLP, Manhattan did not consult J.H. Cohn LLP on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B promulgated by the SEC. The selection of J.H. Cohn LLP was approved by Manhattan’s board of directors.

Fees Billed to the Company by Its Independent Auditors

The following is a summary of the fees billed to us by J.H. Cohn LLP for professional services rendered for fiscal year ended December 31, 2003 and by Weinberg & Company, P.A., Manhattan’s former independent auditors, for professional services rendered during the fiscal years ended December 31, 2002 and December 31, 2003:

	J.H. Cohn LLP	Weinberg & Company, P.A.

Fee Category	Fiscal 2003 Fees	Fiscal 2003 Fees	Fiscal 2002 Fees

Audit Fees (1)	$88,400	$—	$—
Audit-Related Fees (2)	8,800	4,100	1,425
Tax Fees (3)	5,400	—	—
All Other Fees (4)	—	—	—

Total Fees	$102,600	$4,100	$1,425
____________________
(1)   Audit fees consist principally of fees for services in connection with the audit of the Company’s annual financial statements and reviews of its financial statements.
(2)   Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption “Audit Fees.” These fees include review of registration statements and participation at board of director and audit committee meetings.
(3)   Tax Fees consist of fees for tax compliance, tax advice and tax planning.
(4)   All Other Fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above. These fees include services related to certain accounting research and assistance with a regulatory matter.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

At present, the audit committee approves each engagement for audit or non-audit services before the Company engages its independent public accountants to provide those services. The audit committee has not established any pre-approval policies or procedures that would allow the Company’s management to engage its independent auditor to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by the Company’s independent auditors for fiscal 2003 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

Vote Required

Ratification of J.H. Cohn LLP’s appointment as independent auditors of the Company for the fiscal year 2004 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common and Preferred Stock, voting together as one class, present and entitled to vote at the Meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on this proposal at the Meeting, and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on this proposal, shall not be considered present and entitled to vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF AUDITORS.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information known to the Company with respect to the beneficial ownership of each class of the Company’s capital stock as of July 16, 2004 for (1) each person known by the Company to beneficially own more than 5% of any class of the Company’s voting securities, (2) each executive officer, (3) each of the Company’s directors and (4) all of the Company’s executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. The table also presents the number of votes each person is entitled to cast at the Annual Meeting. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 787 Seventh Avenue, 48th Floor, New York, New York 10019.

						Percent
	Common Stock		Series A Preferred			of Total
					Voting	Voting
Name	Number	Percent	Number	Percent	Power(1)	Power(1)
Leonard Firestone(2)	584,060	2.1	—	—	—	—
Nicholas J. Rossettos(3)	258,650	*	—	—	—	—
Neil Herskowitz(4)	2,500	*	4,859	*	46,668	*
Malcolm Hoenlein	0	—	—	—	—	—
Joshua Kazam(5)	329,198	1.2	—	—	304,198	*
Timothy McInerney(6)	567,028	2.1	—	—	508,386	1.4
Michael Weiser(5)	1,485,216	5.5	—	—	1,460,216	4.1
Joan Pons Gimbert(7)	3,982,037	14.9	—	—	3,982,037	11.1
Richard I Steinhart	0	—	—	—	—	—
David M. Tanen(8)	405,980	1.5	—	—	368,580	1.0
All directors and officers as a group(9)	7,658,837	27.4	—	—	6,481,257	18.1
Lindsay A. Rosenwald(10)	2,957,261	10.8	24,294	2.4	2,440,429	6.8
Oleoylestrone Developments, SL(11) Josep Samitier 1-5 08028 Barcelona Spain	3,982,037	14.9	—	—	3,982,037	11.1
Jay Lobell(12) 365 West End Avenue New York, NY 10024	4,078,890	15.1	34,012	3.4	4,078,890	11.4
Atlas Fund, LLC (13) 181 West Madison, Suite 3600 Chicago, IL 60602	1,818,182	6.8	—	—	1,818,182	5.1
Keys Foundation de Ruyterkade 62 Curacao, Netherlands Antilles	0	—	58,306	5.8	530,001	1.5
____________________
*   Less than 1.0%
(1)   Reflects the number of votes the stockholder has the power to cast at the Annual Meeting.
(2)   Includes 584,060 shares issuable upon the exercise (at a price of $0.40 per share) of a vested option.

(3)   Includes shares issuable upon the exercise of options that are currently exercisable or will be exercisable within 60 days: (i) 10,000 shares issuable at an exercise price of $20.94 per share; (ii) 10,000 shares issuable at an exercise price of $4.375 per share; (iii) 17,500 shares issuable at an exercise price of $1.25 per share; (iv) 25,000 shares issuable at an exercise price of $1.00 per share; (v) 146,150 shares issuable at an exercise price of $0.40 per share; and (vi) 50,000 shares issuable at an exercise price of $1.65 per share.
(4)   Represents 2,500 shares of Common Stock held by Riverside Contracting, Inc. and 4,859 shares of Series A Preferred Stock held by Regen Capital II. Mr. Herskowitz is a principal of both entities.
(5)   Includes 25,000 shares issuable upon the exercise (at a price of $1.65 per share) of an option.
(6)   Includes 58,642 shares issuable upon the exercise (at a price of $1.10 per share) of a warrant.
(7)   Includes 3,957,037 shares held by Oleoylestrone Developments, SL, of which Mr. Pons is chief executive officer, and 25,000 shares issuable upon the exercise (at a price of $1.65 per share) of an option. Mr. Pons has investment and voting power over the shares held by Oleoylestrone Developments, SL.
(8)   Includes shares issuable upon the exercise of options that are currently exercisable, or will be exercisable within 60 days: (i) 12,000 shares issuable at an exercise price of $1.25 per share; (ii) 400 shares issuable at an exercise price of $0.40 per share; and (iii) 25,000 shares issuable at an exercise price of $1.65 per share.
(9)   Includes 1,177,580 shares issuance upon exercise of options and warrants.
(10)   Includes 220,855 shares of Common Stock issuable upon conversion of 24,294 shares of Series A Convertible Preferred Stock held by Dr. Rosenwald, and 516,885 shares issuable upon the exercise of warrants. Dr. Rosenwald is also the Chairman of Paramount BioCapital, Inc. Dr. Weiser and Messrs. Kazam and Tanen are employed by Paramount BioCapital, Inc. or one of its affiliates.
(11)   Mr. Pons is the chief executive officer of Oleoylestrone Developments, SL and has investment and voting power over the shares held by that company.
(12)   Includes 88,345 shares of Common Stock issuable upon conversion of 9,718 shares of Series A Convertible Preferred Stock held by Mr. Lobell. Also includes 3,788,441 shares of Common Stock held by eight separate trusts with respect to which Mr. Lobell is either trustee or manager and in either case has investment and voting power, including 220,855 shares of Common Stock issuable upon conversion of 24,294 shares of Series A Convertible Preferred Stock.
(13)   Based on a Schedule 13G filed January 20, 2004. According to the Schedule 13G, Mr. Dmitry Balyasny owns 65% of the outstanding equity of Balyasny Asset Management, LLC, which owns 100% of Atlas Fund, LLC, and has the sole investment and voting power with respect to the shares.

OTHER MATTERS

Certain Transactions

Oleoylestrone Developments, SL

Pursuant to the terms of a license agreement dated February 15, 2002 by and between Manhattan Research Development, Inc., the Company’s wholly owned subsidiary, and Oleoylestrone Developments, SL, the Company has an exclusive, worldwide license to U.S. and foreign patents and patent applications relating to certain technologies. Although the Company is not obligated to pay royalties to Oleoylestrone Developments, the license agreement requires the Company to make certain performance-based milestone payments. As a result of the Company’s acquisition of Manhattan Research Development in February 2003, Oleoylestrone Developments owns approximately 15 percent of the Company’s outstanding Common Stock. Additionally, Mr. Pons, a member of the Board of Directors, is chief executive officer of Oleoylestrone Developments. The Company believes that its agreement with Oleoylestrone Developments was made on terms no less favorable to it than could have been obtained from unaffiliated third parties.

Paramount BioCapital, Inc.

Three members of the Board of Directors, Joshua Kazam, David Tanen and Michael Weiser, are also employees of Paramount BioCapital, Inc. or one of its affiliates. The sole shareholder of Paramount BioCapital, Inc. is Lindsay A. Rosenwald, M.D. Dr. Rosenwald beneficially owns approximately 11 percent of the Common Stock. In November 2003, the Company paid to Paramount BioCapital approximately $460,000 as commissions earned in consideration for placement agent services rendered in connection with the private placement of the Company’s Series A Convertible Preferred Stock, which amount represented 7 percent of the shares sold by Paramount BioCapital in the offering. In addition, in January 2004, the Company paid approximately $260,000 as commissions earned in consideration for placement agent services rendered by Paramount BioCapital in connection with a private placement of Common Stock, which amount represented 7 percent of the shares sold by Paramount BioCapital in the private placement. In connection with both private placements and as a result of their employment with Paramount BioCapital, Mr. Kazam and Dr. Weiser were allocated 5-year placement agent warrants to purchase 60,174 and 103,655 shares of the Common Stock, respectively, at a price of $1.10 per share. The Company believes its engagements of Paramount BioCapital were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

In addition, Dr. Weiser and Mr. Kazam each provide consulting services to the Company pursuant in exchange for monthly compensation of $6,250 and $4,167, respectively. See “Proposal 1: Election of Directors – Employment Agreements.”

NovaDel Pharma Inc.

Pursuant to the terms of a license agreement dated April 4, 2003 by and between the Company and NovaDel Pharma Inc., the Company has the rights to develop NovaDel’s proprietary lingual spray technology to deliver propofol for preprocedural sedation. The license agreement with NovaDel requires the Company to make certain license and milestone payments, as well as pay royalties. During 2003, the Company paid aggregate license fees of $500,000 to NovaDel under the license agreement. Dr. Lindsay Rosenwald, who beneficially owns approximately 11 percent of the Common Stock, also beneficially owns in excess of 20 percent of the common stock of NovaDel and may therefore be deemed to be an affiliate of that company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that the Company received with respect to transactions during 2003, the Company believes that all such forms were filed on a timely basis, except for the following: J. Jay Lobell filed a Form 4 on November 17, 2003, reporting a purchase of an aggregate of 34,012 shares of Series A Convertible Preferred Stock (convertible into 309,200 shares of Common Stock) on November 7, 2003.

Proposals of Stockholders

All proposals of stockholders intended to be included in the 2005 Proxy Statement of the Company and presented at the 2005 Annual Meeting of Stockholders of the Company must be received by the Company at its executive offices on or before March 28, 2005.

Code of Ethics

The Company has adopted a Code of Ethics applicable to its Chief Executive Officer and Chief Financial Officer. The Code of Ethics is available free of charge to anyone requesting it.

Discretionary Proxy Voting Authority / Untimely Stockholder Proposals

Rule 14a-4 promulgated under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to the Company’s 2005 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by June 11, 2004, the management proxies will be allowed to use their discretionary authority as outlined above.

Solicitation

The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition officers and regular employees of the Company may solicit proxies personally, by telephone, by special letter, or via the Internet.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors,

MANHATTAN PHARMACEUTICALS, INC.

s/ Nicholas J. Rossettos

Nicholas J. Rossettos, Secretary

Appendix A

Manhattan Pharmaceuticals, Inc.

Charter of the
Audit Committee of the Board of Directors

I.  Purpose.

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the corporation’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

—   Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.
—   Review and appraise the audit performed by the Corporation’s independent accountants, who report directly to the Committee.
—   Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  Composition.

The Committee shall be comprised of two or more directors as determined by the Board, or such greater number if so required by applicable law, rule or other regulation, each of whom shall be independent directors (as defined by all applicable rules and regulations of the Securities and Exchange Commission (the “Commission”) and any other appropriate body, including any applicable stock market or stock exchange), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, including being able to read and understand financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. The Committee shall endeavor to have, as one of its members, an individual who qualifies as an “audit committee financial expert” in compliance with the criteria established by the Commission and other relevant regulations at the time the regulations require disclosure of the existence of an audit committee financial expert. The existence of such audit committee financial expert, including his or her name and whether or not he or she is independent, or the lack of an audit committee financial expert, shall be disclosed in the Corporation’s periodic filings as required by the Commission.

Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting of the Board or until their successors have been duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  Meetings.

The Committee shall meet at least on a quarterly basis, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV.  Responsibilities and Duties.

To fulfill its responsibilities and duties, the Committee is expected to:

1.     Provide an open avenue of communication between the Corporation, the independent accountants and the Board.

2.     Review the Committee’s charter at least annually and recommend to the Board any necessary or desirable amendments as conditions may dictate.

3.     Maintain ultimate authority and responsibility for hiring and firing the independent accountants, and maintain direct responsibility for the appointment, compensation, and oversight of the independent accountants’ work (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee.

4.     Assess the effectiveness of the Corporation’s internal control environment, and evaluate the need for an internal audit function; Discuss with management any significant deficiencies in internal controls that have been identified by the Chief Executive Officer or Chief Financial Officer which could adversely affect the Corporation’s ability to record, process, summarize or report financial data.

5.     Confirm and assure the independence of the internal audit function and the independent accountant, including considering whether the independent accountant’s performance of permissible non-audit services and the compensations received for such services is compatible with the independent accountant’s independence.

6.     Review and pre-approve the performance of all audit and non-audit accounting services to be performed by the independent accountant (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002), to the extent such services are permitted under applicable rules and regulation. By action of the Committee, the authority to grant pre-approval may be delegated to one or more designated members of the Committee who are independent members of the Board, with any such pre-approval to be reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed in the Corporation’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended.

7.     Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

8.     Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

9.     Consider and review with the independent accountant:

(a)     The adequacy of the Corporation’s internal controls, including computerized information system controls and security.

(b)     Any related significant findings and recommendations of the independent accountant together with management’s responses thereto.

10.   Review the following items with management and the independent accountant at the completion of the annual examination and recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K or Form 10-KSB, as applicable:

(a)     The Corporation’s annual financial statements and related footnotes.

(b)     The independent accountant’s audit of the financial statements and its report thereof.

(c)     Any significant changes required in the independent accountant’s audit plan.

(d)     Any serious difficulties or disputes with management encountered during the course of the audit.

(e)     Other matters related to the conduct of the audit which are to be communicated to the Committee under SAS numbers 61 and 90.

11.   Review with management, and if appropriate, with the independent accountants, the interim financial results that are filed with the Commission or other regulators.

12.   Review with management legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

13.   Review the Corporation’s critical accounting policies and estimates, all alternative treatments of financial information within GAAP discussed between the independent accounts and management, and all other material written communications between the independent accountants and management.

14.   Review the internal controls report prepared by management for insertion into the annual report and the independent accountant’s attestation on the assertions of management that are contained in the internal controls report.

15.   Ensure there is a process for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting and auditing matters.

16.   Ensure procedures are established for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, auditing, and internal accounting controls.

17.   Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

18.   The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

19.   The Committee has the authority to engage and determine funding for outside legal, accounting or other advisors and to obtain advice and assistance from such outside advisors as deemed appropriate to perform its duties and responsibilities.

20.   The Committee shall have the authority to determine all funding and make any expenditures it deems necessary in order to carry out its responsibilities and duties.

The Committee will perform such other functions as assigned by law, the Corporation’s charter or bylaws or the Board.

V.  Limitations on Committee Role.

While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The foregoing is the responsibility of management and the independent auditor. Further, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

This Charter has been adopted by the Board of Directors of Manhattan Pharmaceuticals, Inc. as of the 21st day of July, 2004.

Appendix B

MANHATTAN PHARMACEUTICALS, INC.

2003 Stock Option Plan

1.   Purpose. The purpose of the 2003 Stock Option Plan (the “Plan”) of Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company”), is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of common stock, $0.001 par value, of the Company (“Common Stock”), monetary payments or both on terms determined under this Plan.

2.   Administration.

2.1   The Plan shall be administered by a committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act ”), and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete authority to determine all provisions of all Incentives awarded under the Plan (as consistent with the terms of the Plan), to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient on an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the entire Board.

2.2   In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding Incentive that is based in whole or in part on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3.   Eligible Participants. Employees of the Company or its subsidiaries (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee; provided, however, that if the entire Board is serving as the Committee, then any Incentive awarded to an officer shall be approved by a majority of the “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act). Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.   Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9).

5.   Shares Subject to the Plan.

5.1.   Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 5,400,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2.   Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

6.   Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.   Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

6.2.   Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. No individual may receive options to purchase more than 2,000,000 shares in any year.

6.3.   Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but in no event shall be more than ten years from the date of grant. Each stock option, or portion thereof, shall become exercisable at such time or times as may be designated by the Committee at the time of the stock option grant. The Committee may accelerate the vesting of any stock option.

6.4.   Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; (b) by delivery of shares of Common Stock that are already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such stock options as to which there is a record date preceding the date the participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

6.5.   Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

  (a)   The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.

  (b)   Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

  (c)   All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s stockholders.

  (d)   Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant. No Incentive Stock Option may be exercisable after ten (10) years from its date of grant (five (5) years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

  (e)   The exercise price for Incentive Stock Options shall be not less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option; provided that the exercise price shall be 110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

7.   Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.   Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

7.2.   Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3.   Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4.   Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

  (a)   the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

  (b)   the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.   Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1.   Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2.   Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.   Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following;

  (a)   a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, Disability or retirement of the holder of such shares, or otherwise);

  (b)   a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

  (c)   such other conditions or restrictions as the Committee may deem advisable.

8.4.   Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2003 Stock Option Plan of Manhattan Pharmaceuticals, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the 2003 Stock Option Plan and the agreement is on file in the office of the secretary of the Company.

8.5.   End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6.   Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9.   Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following;

9.1.   Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the participant before the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2.   Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3.   No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4.   Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or Disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, Disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.   Change of Control.

10.1   Change in Control. For purposes of this Section 10, a “Change in Control” of the Company will mean the following;

   (a)   the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

   (b)   the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

   (c)   any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuing Directors (as defined below), or (ii) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuing Directors); provided that a traditional institution or venture capital financing transaction shall be excluded from this definition;

   (d)   a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuing Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuing Directors).

10.2   Continuing Directors. For purposes of this Section 10, “Continuing Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuing Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

10.3   Acceleration of Incentives. Without limiting the authority of the Committee under the Plan, if a Change of Control of the Company occurs whereby the acquiring entity or successor to the Company does not assume the Incentives or replace them with substantially equivalent incentive awards, then upon the effective date of any such Change in Control (a) all outstanding options and SARs will vest and will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in the employ or service of the Company or any subsidiary of the Company or any acquiring entity or successor to the Company; (b) the restrictions on all shares of restricted stock awards shall lapse immediately; and (c) all performance shares shall be deemed to be met and payment made immediately.

10.4   Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any participant affected thereby, may determine that:

   (a)   some or all participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and

   (b)   any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.

If the Committee makes a determination as set forth in subparagraph (a) of this Section 10.4, then as of the effective date of any such Change in Control of the Company, such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (b) of this Section 10.4, then as of the effective date of any such Change in Control of the Company such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

11.   General.

11.1.   Effective Date. The Plan will become effective upon approval by the Board.

11.2.   Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

11.3.   Non-transferability of Incentives. Except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, unless approved by the Committee, no stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant’s lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

11.4.   Effect of Termination, Death or Disability. In the event that a participant ceases to be an employee of or consultant to the Company, or the participants other service with the Company is terminated, for any reason, including death, but excluding “Disability,” any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding any provision to the contrary contained in the Plan, in the event that a participant ceases to be employed or engaged by the Company, or is otherwise unable to render services to the Company, as a result of a Disability, any portion of a stock option Incentive that has vested as of the date of such Disability shall remain exercisable for the remaining term of such stock option, or such lesser period as provided in the agreement evidencing the terms of such stock option; provided, however, that all portions of a stock option Incentive that have not yet vested or are scheduled to vest in the future shall not vest and the employee’s rights to such portion of the stock option shall terminate. Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries (other than as a result of a Disability), the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Shares and Stock Awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date. Any Incentive Stock Option that remains unexercised more than one (1) year following termination of employment by reason of death or Disability or more than three (3) months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option. The term “Disability” shall mean, with respect to a participant, that such participant is unable to perform a significant part of his or her duties and responsibilities as an employee, director, consultant or other advisor to the Company by reason of such participant’s physical or mental injury or illness, and such inability lasts for a period of at least 180 consecutive days.

11.5.   Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

11.6.   Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or shares of the Company, the exercise price of an outstanding Incentive and the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the participants. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

11.7.   Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

11.8.   Withholding.

   (a)   The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

   (b)   Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

   (c)   If a participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:

   (1)   No Election shall be effective for a Tax Date which occurs within six months of the grant or exercise of the award, except that this limitation shall not apply in the event death or Disability of the participant occurs prior to the expiration of the six-month period.

   (2)   The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

11.9.   No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10.   Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

11.11.   Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 11.6 of the Plan.

11.12.   Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the board of directors of the Company determines in good faith in the exercise of its reasonable discretion to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System or Nasdaq SmallCap Stock Market (collectively, “Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

11.13   Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.14   Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

11.15   Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MANHATTAN PHARMACEUTICALS, INC.

The undersigned, a stockholder of Manhattan Pharmaceuticals, Inc., hereby appoints Leonard Firestone and Nicholas J. Rossettos, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of Manhattan Pharmaceuticals, Inc. to be held at the Sheraton Hotel, 790 7th Avenue, 5th Floor, New York, New York 10019 at 3:00 p.m. (EDT), on Friday, August 20, 2004, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, in the manner directed herein.

(Continued, and to be marked, dated and signed, on the other side)

Manhattan Pharmaceuticals, Inc.

Voting by telephone or Internet is quick, easy and immediate. As a stockholder of Manhattan Pharmaceuticals, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return your proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 6:00 p.m. (EDT) on August 19, 2004.

To Vote Your Proxy by Internet
www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone
1-800-293-8533
Use any touch-tone telephone to vote your proxy. Have you proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.
To Vote Your Proxy by Mail
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

Please detach here
______________________________________

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED IN BEHALF OF THE BOARD OF DIRECTORS.

	FOR	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:	[ ]	[ ]	2. PROPOSAL TO RATIFY AND APPROVE 2003 STOCK OPTION PLAN.	[ ]	[ ]	[ ]
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in this list below)

LEONARD FIRESTONE, M.D.
NEIL HERSKOWITZ
MALCOLM HOENLEIN
JOSHUA KAZAM
TIMOTHY McINERNEY
JOAN PONS GIMBERT
RICHARD I. STEINHART
DAVID M. TANEN
MICHAEL WEISER, M.D.
			3. PROPOSAL TO RATIFY APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT AUDITORS FOR 2004.	[ ]	[ ]	[ ]
4. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Meeting.
COMPANY NO.: PROXY NUMBER: ACCOUNT NUMBER:

Signature                        Signature                        Date